UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2007

THE STALLION GROUP

(Exact name of registrant as specified in its charter)

Nevada	333-118360	98-0429182
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

604 – 700 West Pender Street, Vancouver, B.C., Canada V6C 1G8 phone: (604) 662-7901 fax: (604) 602-1625
(Address and telephone number of principal executive office)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1.

On January 25, 2007, the Board of Directors accepted the resignation of Gerald Williams as President and Director of The Stallion Group.

Item 9.01 Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Title	Date
/s/ “Christopher Paton-Gay”	Chairman, Chief Executive Officer (Principal Executive Officer), and a member of the Board of Directors	January 25, 2007

EXHIBIT INDEX